UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2026
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400 Houston, TX, 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On August 14, 2023, Flotek Industries, Inc. (the “Company”) entered into a Revolving Loan and Security Agreement (the “Loan Agreement”) with Flotek Chemistry, LLC and JP3 Measurement, LLC, wholly owned subsidiaries of the Company (collectively with the Company, the “Borrowers”), and Amerisource Funding, Inc. (“Amerisource”), as lender. The Loan Agreement was subsequently amended effective October 5, 2023 by that certain First Amendment to the Loan Agreement (the “First Amendment”) and amended effective August 5, 2024, by that certain Second Amendment to the Loan Agreement (the “Second Amendment”). Effective July 15, 2026, the Company entered into that certain Third Amendment to the Loan Agreement (the "Third Amendment").
The Third Amendment amends the Loan Agreement to extend the maturity date of the loan to October 31, 2026 (the “Maturity Date”). In addition, the Third Amendment provides the Borrowers with the option, upon at least thirty (30) days’ written notice prior to the Maturity Date, to either (a) extend the term of the Loan Agreement for an additional twelve (12) months from the Maturity Date or (b) terminate the Loan Agreement effective as of the Maturity Date. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided under Item 1.01 of this Current Report on Form 8-K regarding each of the transactions described therein is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
d) Exhibits.

Exhibit Number	Description

10.1
Third Amendment to That Certain Revolving Loan and Security Agreement, effective July 15, 2026, among Flotek Industries, Inc., Flotek Chemistry, LLC and JP3 Measurement, LLC, as borrowers, and Amerisource Funding, Inc., as lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: July 17, 2026	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer